Collective Bargaining Agreements	12 Months Ended
Mar. 31, 2020
Collective Bargaining Agreements [Abstract]
Collective Bargaining Agreements

20.	COLLECTIVE BARGAINING AGREEMENTS
Approximately 18% of the Company’s labor force is covered under collective bargaining agreements. As of March 31, 2020, none of the Company’s collectively bargained workforce are working under contracts that have expired, and 5% of the Company’s collectively bargained workforce are working under contracts that are set to expire within one year.
During the fiscal year ended March 31, 2018, the Company ratified a collective bargaining agreement with its union employees with United Autoworkers of America and its Local Union 848 at its Red Oak, Texas, facility.
During the fiscal year ended March 31, 2019, the Company ratified a collective bargaining agreement with its union employees with United Autoworkers of America and its Local Union 952 at its Tulsa, Oklahoma facility. Also occurring during the fiscal year ended March 31, 2019, the Stuart Florida facility production and maintenance employees elected the United Autoworkers of America, Local #2505, to represent them in collective bargaining with the Company. As of the March 31, 2020, the union and the Company have not reached an agreement.
During the fiscal year ended March 31, 2020, effects and closure agreements were made for the Tulsa, Oklahoma, and Grand Prairie, Texas, locations. In addition, the Company and leadership of Aero Lodge No.735 of the International Association of Machinists and Aerospace Workers (“IAM”) agreed to negotiate a Memorandum of Agreement to sunset the retiree medical plans. Both the Company and the IAM leadership full endorsed this agreement, and local IAM members voted to ratify it on August 10, 2019.